UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 21, 2006 (December 21, 2006)


                           America Service Group Inc.
             (Exact name of registrant as specified in its charter)


      Delaware              0-23340                      51-0332317
      --------              -------                      ----------
  (State or other         (Commission                  (IRS Employer
    jurisdiction         File Number)              Identification Number)
 of incorporation)


105 Westpark Drive, Suite 200, Brentwood, Tennessee             37027
---------------------------------------------------             -----
      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On December 21, 2006, America Service Group Inc. (the "Company") issued a press release announcing that its operating subsidiary, Prison Health Services, Inc. has received notification from the Vermont Department of Corrections of its intent to enter into negotiations for a new contract for the provision of medical services to approximately 1,700 inmates in eight correctional facilities across the state.

         A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01.    Financial Statements and Exhibits.

         (d)  Exhibits.

99.1     Press Release dated December 21, 2006.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICA SERVICE GROUP INC.



Date:  December 21, 2006          By:  /s/ Michael W. Taylor
                                     -----------------------------------------
                                     Michael W. Taylor
                                     Senior Vice President and Chief
                                     Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibits
--------   -----------------------
  99.1     Press release dated December 21, 2006.